UNITED STATES  SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES  EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2020

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

226 Airport Parkway, Suite 595
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including  area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2020, Pixelworks, Inc. (the “Company”) issued a press release announcing financial results for the three and six month periods ended June 30, 2020 and held a conference call to discuss the Company's financial results. The press release and conference call contain forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued August 10, 2020 is furnished herewith as Exhibit 99.1, to this Report and a copy of the Company's conference call script announcing these financial results is furnished herewith as Exhibit 99.2. The information in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 2.05 Costs associated with exit or disposal activity.

On August 7, 2020, the Board of Directors (the “Board”) of Pixelworks, Inc. (the “Company”) approved a restructuring plan to make the operation of the Company more efficient and which would result in an approximately 14% reduction in workforce, primarily in the areas of operations, research and development, sales, and marketing. The Board believes adoption of this restructuring plan will help streamline the Company’s operations and workforce, and more appropriately align the Company’s operating expenses with current revenue levels. The Company expects the restructuring to be substantially completed by the end of the third quarter ending September 30, 2020 and expects to incur total estimated restructuring charges of approximately $1.5 million related to employee severance and benefits. The Company expects that these charges will largely be recorded in the third quarter of 2020.

As a result of the restructuring, the Company expects to realize annualized savings of approximately $3.2 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Pixelworks, Inc. dated August 10, 2020.
99.2	Pixelworks, Inc. Second Quarter Results Conference Call Script dated August 10, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	August 10, 2020	/s/ Elias N. Nader
Elias N. Nader Vice President and Chief Financial Officer